American Funds Global Insight FundSM Supplement November 29, 2019 (for summary and statutory prospectuses dated November 8, 2019, as supplemented to date)

The bar chart in the “Investment results” section of the summary prospectus and statutory prospectus has been replaced in its entirety as follows:

Keep this supplement with your summary prospectus and statutory prospectus.

Lit. No. MFGEBS-374-1119P Printed in USA CGD/AFD/10039-S75802

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY